                                 EXHIBIT 10.27

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the 21st day of June, 2001, by each of the subsidiaries of Belden Inc., a Delaware corporation (the "Borrower") listed on Schedule I attached hereto (each a "Guarantor" and collectively the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), and the banks and lending institutions from time to time that are lenders thereunder ("Lenders") have entered into a certain Credit Agreement dated as of June 21, 2001 (as the same may hereafter be amended or supplemented from time to time, the "Credit Agreement") providing, subject to the terms and conditions thereof, for Loans to be made by the Lenders to or for the account of the Borrower;

         WHEREAS, it is a requirement of the Credit Agreement that the Guarantors execute and deliver this Guaranty whereby the Guarantors shall guarantee the payment when due of all principal, interest, fees, indemnity obligations, and all other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

         WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and extend credit to the Borrower thereunder, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. Representations and Warranties. Each Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Notice of Borrowing being delivered under the Credit Agreement and each Loan being made under the Credit Agreement), that:

               (a) It (i) is a corporation, limited liability company, or partnership, as the case may be, duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation; (ii) except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, it has all requisite powers, governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

               (b) It has all necessary power and authority to execute, deliver and perform its obligations under this Guaranty; the execution, delivery and performance of this Guaranty have been duly authorized by all necessary organizational action; and this Guaranty has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

               (c) Neither the execution and delivery by it of this Guaranty nor compliance with the terms and provisions hereof will (i) conflict with or result in a breach of, or require any consent under, organizational documents or any applicable law or regulation, (ii) unless any such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect, conflict with or result in a breach of any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which it is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (iii) result in the creation or imposition of any Lien upon any of its assets pursuant to the terms of any such agreement or instrument.

         SECTION 3. Covenants. Each Guarantor covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable by the Borrower under the Credit Agreement or any Note shall remain unpaid, that it will, and, if necessary, will enable the Borrower, to fully comply with those covenants and agreements applicable to it that are set forth in Articles 5 and 6 of the Credit Agreement.

         SECTION 4. The Guaranty. Each Guarantor hereby unconditionally guarantees, jointly and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Loan made pursuant to the Credit Agreement, all indemnity obligations of the Borrower, and all other amounts payable by the Borrower under the Credit Agreement and the other Loan Documents (all of the foregoing, including without limitation, interest accruing or that would have accrued thereon after the filing of a petition in bankruptcy or other insolvency proceeding, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, each Note, or the relevant Loan Documents, as the case may be. Each Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Borrower, any security for the Guaranteed Obligations, or against any other party that may have liability on all or any portion of the Guaranteed Obligations.

         SECTION 5. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

               (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

               (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

               (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, or any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

               (iv) any change in the existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations or its assets, or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of any of the Guaranteed Obligations;

               (v) the existence of any claim, setoff or other rights which any Guarantor may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

               (vi) any invalidity or unenforceability relating to or against the Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Loan or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

               (vii) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

         Notwithstanding any other provision contained in this Guaranty, the Guarantors' joint and several liability with respect to the principal amount of the Guaranteed Obligations shall be no greater than the liability of the Borrower with respect thereto.

         SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the sooner of (i) all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired, or (ii) the Administrative Agent releases such Guarantor's obligations hereunder in writing. If at any time any payment of the principal of or interest on any Loan or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 7. Waiver of Notice. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 8. Judgment Currency. Each Guarantor hereby agrees that if, in the event that a judgment against it is given in relation to any sum due hereunder to the Administrative Agent or any Lender, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), such Guarantor agrees to indemnify the Administrative Agent or such Lender, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Administrative Agent in accordance with normal banking procedures on the Foreign Currency Business Day following receipt of such sum is less than the sum originally due hereunder in the Original Currency, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Foreign Currency Business Day, on the Foreign Currency Business Day immediately preceding such judgment, the Administrative Agent or the applicable Lender agrees to remit such excess to such Guarantor. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in an Original Currency into a Judgment Currency, each Guarantor agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Judgment Currency with such Original Currency on the Foreign Currency Business Day preceding that on which final judgment is given. The agreement in this Section 8 shall survive the termination of this Agreement.

         SECTION 9. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Loan or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Loan or any other Loan Document shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Administrative Agent.

         SECTION 10. Right of Set Off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such

Lender to or for the credit or the account of any Guarantor against any or all the past due obligations of such Guarantor now or hereafter existing under this Guaranty, and the other Loan Documents, irrespective of whether or not such Lender shall have made any demand under this Guaranty or any other Loan Document. The rights of each Lender under this Section 10 are in addition to other rights and remedies (including other rights of set off) which such Lender may have.

         SECTION 11. Notices. All notices, requests and other communications to any party hereunder shall be given or made in accordance with Section 10.01 of the Credit Agreement, with notices, requests and other communications to any Guarantor being delivered to the Borrower as provided in such Section 10.01.

         SECTION 12. No Waivers. No failure or delay by the Administrative Agent or any Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 13. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns and in the event of a permitted assignment of any amounts payable under the Credit Agreement, the Notes, and the other Loan Documents the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each Guarantor and its successors and permitted assigns.

         SECTION 14. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Guarantor and the Administrative Agent.

         SECTION 15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH GUARANTOR, AND THE ADMINISTRATIVE AGENT AND THE LENDERS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING


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

OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 16. Taxes, etc. All payments required to be made by each Guarantor hereunder shall be made without set off or counterclaim and free and clear of and without deduction or withholding for or on account of, any Taxes; provided, however, that if a Guarantor is required by law to make such deduction or withholding, such Guarantor shall forthwith pay to the Administrative Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Administrative Agent or any Lender, as applicable, equaling the full amount which would have been received by the Administrative Agent or any Lender, as applicable, had no such deduction or withholding been made.

         SECTION 17. Additional Guarantors. Upon execution and delivery by any Subsidiary of the Borrower of an instrument in the form of Annex 1 attached hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.

         SECTION 18. Other Guarantees. This Guaranty is in addition to, and does not supersede or otherwise replace or affect, any other guaranty that may previously have been executed, or may in the future be executed, in respect of any of the Guaranteed Obligations.

         SECTION 19. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

         IN WITNESS WHEREOF, each Guarantor and the Administrative Agent have caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                 BELDEN COMMUNICATIONS COMPANY



                                 By:    /s/ Paul Schlessman
                                        --------------------------------------
                                 Name:  Paul Schlessman
                                        --------------------------------------
                                 Title: Vice President
                                        --------------------------------------



                                 BELDEN WIRE & CABLE COMPANY




                                 By:     /s/ Paul Schlessman
                                         -------------------------------------
                                 Name:   Paul Schlessman
                                         -------------------------------------
                                 Title:  Vice President
                                         -------------------------------------




                                 WACHOVIA BANK, N.A., as Administrative Agent

                                 By:      /s/ A. B. Deskins
                                        --------------------------------------
                                 Name:  Andrew B. Deskins
                                        --------------------------------------
                                 Title:  S.V.P.
                                        --------------------------------------

                                   SCHEDULE I

                                   GUARANTORS


                          Belden Communications Company

                           Belden Wire & Cable Company

                                     ANNEX 1

                             SUPPLEMENT TO GUARANTY

         THIS SUPPLEMENT TO GUARANTY (this "Supplement") dated as of ____________, made by ____________________________, a ___________ (the
"Additional Guarantor"), in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

         A. Reference is made to the Credit Agreement dated as of June 21, 2001 (as the same may have been or may hereafter be amended, supplemented, and restated from time to time, the "Credit Agreement"), among Belden Inc., a Delaware corporation (the "Borrower"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), and the banks and lending institutions from time to time that are lenders thereunder (the "Lenders").

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans to the Borrower under the Credit Agreement. Pursuant to Section 5.08 of the Credit Agreement, certain Subsidiaries of the Borrower are required to enter into the Guaranty and become a Guarantor thereunder. The undersigned (the "Additional Guarantor") is executing this Supplement in accordance with the requirements of the Guaranty to become a Guarantor under the Guaranty in order to induce the Lenders to make Loans to the Borrower and as consideration for Loans previously made.

         Accordingly, the Administrative Agent and the Additional Guarantor agree as follows:

         SECTION 1.

               (a) By its signature below, the Additional Guarantor becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor therein, and the Additional Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder, and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guaranty shall be deemed to include the Additional Guarantor. The Guaranty is hereby incorporated herein by reference.

               (b) Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the obligations of the Guarantors under the Guaranty) irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all principal of, and interest on, each Loan made pursuant to the Credit Agreement, all indemnity obligations of the Borrower, and all other amounts payable by the Borrower under the Credit Agreement and the other Loan Documents (including, without limitation, interest accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding). Upon failure by the Borrower to pay punctually any such amount, the Additional Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the Notes, and the relevant Loan Documents, as the case may be. The Additional Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that the obligations of the Additional Guarantor hereunder may be enforced up to the full amount hereof without proceeding against the Borrower, any security held by the Administrative Agent or the Lenders, or against any other Guarantor, the Borrower, or any other party that may have liability on all or any portion of the obligations guaranteed hereby.

         SECTION 2. The Additional Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Additional Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

         SECTION 5. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction.) The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Guaranty.

         SECTION 8. The Additional Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the Additional Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

                                 [NAME OF ADDITIONAL GUARANTOR]



                                 By:
                                          -----------------------------------
                                          Name:
                                                 ----------------------------
                                          Title:
                                                 ----------------------------




                                 WACHOVIA BANK, N.A., as Administrative Agent


                                 By:
                                          -----------------------------------
                                          Name:
                                                 ----------------------------
                                          Title:
                                                 ----------------------------